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                                                                    Exhibit 10.4


                       NOTICE OF TERMINATION OF AGREEMENT



                  Pursuant to Section 3 of the Agreement, dated June 24, 1994 between Polymer Group, Inc., a Delaware corporation (the "Company"), and Jerry Zucker and James G, Boyd, regarding, among other things, certain rights of first refusal of the Company which relate to potential business opportunities, the Company hereby terminates the Agreement in its entirety as of the date hereof .

                  Dated this 11th day of May, 2002.



                                            POLYMER GROUP, INC.


                                            By:___________________________
                                            Name: ________________________
                                            Its: ___________________________


Acknowledged:


_____________________________
Jerry Zucker


_____________________________
James G. Boyd